March 25, 2008

Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Ladies and Gentlemen:

We have read statements that Zhongpin Inc. has included under Item 4.02, “Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review”, of the Form 8-K Current Report to be filed on or about March 25, 2008. We agree with such statements made regarding our firm.

Very truly yours,

/s/ Child, Van Wagoner & Bradshaw, PLLC

Child, Van Wagoner & Bradshaw, PLLC